UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                October 30, 2006
                                ----------------

                           TITANIUM METALS CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                       0-28538                      13-5630895
------------------             ------------------             -----------------
 (State or other                   (Commission                  (IRS Employer
 jurisdiction of                   File Number)                 Identification
  incorporation)                                                      No.)

 5430 LBJ Freeway, Suite 1700, Dallas, Texas                     75240-2697
----------------------------------------------                  ------------
   (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

Item 7.01  Regulation FD Disclosure.

     Pursuant to Items 2.02 and 7.01 of this current report, the registrant hereby furnishes the information set forth in its press release issued on October 30, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

         Item No.                Exhibit Index
         ---------- ----------------------------------------
         99.1       Press   Release   dated  October  30,  2006  issued  by  the
                    registrant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Titanium Metals Corporation
                                         (Registrant)




                                         By: /s/ Scott E. Sullivan
                                             ----------------------------
                                             Scott E. Sullivan
                                             Vice President and Controller
                                             Principal Accounting Officer



Date:  October 31, 2006

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press Release dated October 30, 2006 issued by the registrant.